EXHIBIT 1 TO FORM ABS-15G

[PWC GRAPHIC]

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Xcaliber International Ltd., L.L.C.

4747 NE 1st St,

Pryor, OK 74361

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Xcaliber International Ltd., L.L.C. (the “Responsible Party” or “Company”), and Guggenheim Securities, LLC (the “Placement Agent”), who are collectively referred to herein as the “Specified Parties,” relating to the accuracy of certain attributes of the Escrow Accounts (defined below) and Investments (defined below) which may be included in the collateral for SRCC 2020-1 (the “Transaction”). The Company is responsible for the accuracy of certain attributes of the Escrow Accounts and Investments to be included in the Transaction. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties have determined that the procedures enumerated below are performed on the escrow accounts for the following 27 states: Oklahoma, Alabama, Alaska, Arizona, Arkansas, Colorado, Connecticut, Delaware, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Michigan, Missouri, Nevada, New Hampshire, New Jersey, North Carolina, North Dakota, Ohio, South Carolina, South Dakota, Virginia, West Virginia, Wisconsin (the “Escrow Accounts”) for the period March 13, 2002 through January 31, 2020, and the investments of each Escrow Account (the “Investments”) as of January 31, 2020.

The Company has stated that not all Escrow Accounts and related Investments will be the final collateral for the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•

The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction offering documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934; and

•	The reasonableness of any of the assumptions provided by the Responsible Party.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “recalculated” means computed based on the information specified. Such recalculated percentages and amounts are deemed to be in agreement after giving effect to rounding.

•	The phrase “Cut-off Date” refers to January 31, 2020.

I.	Data, Information, and Documents Provided

The Company provided directly or indirectly through the Placement Agent the following data, information, and documents related to the Investments and Escrow Accounts:

A.

Detailed listing of deposits, withdrawals, and scheduled releases for Escrow Accounts provided by the Company on February 6, 2020, in Excel documents titled “SRCC 2020-1 Data Tape - Escrow Deposits (02.04.20).xlsx” as of the Cut-off Date (the “Escrow Deposit Data Tape”).

B.

A detailed listing of the Investments for each Escrow Account provided by the Company on February 14, 2020 in an Excel document titled “SRCC 2020-1 Data Tape - Escrow Portfolio (02.13.20).xlsx” as of the Cut-off Date (the “Escrow Portfolio Data Tape”).

C.

PDF copies of files which the Company represents are statements and other documents from the escrow agent containing information regarding account balance, investments and earnings for the Escrow Accounts (the “Trust Statements”).

D.	Screenshots of Bloomberg for each Investment as of January 31, 2020 (the “Bloomberg Screenshots”).

E.

PDF copies of letters which the Company represents are documents from the respective State Attorney General (the “AG Letters”) outlining the State Attorney General’s approval to release the allocable share of the deposit for an earning period(s).

The data, information and documents listed above are collectively referred to as the “Data, Information, and Documents”.

II.	Procedures Performed

We performed the following agreed-upon procedures on the Escrow Accounts and Investments and reported our findings. For purposes of procedures below, in the event that the Data, Information and Documents provided were not clear, data is missing, or there is a question with regard to information contained in the documentation relevant to the performance of these agreed-upon procedures, we contacted the Company’s operations manager or a designee as identified by the Company for clarification prior to reporting any exceptions.

The Company instructed us not to perform procedures A, B and C for the following transaction shown on the Escrow Deposit Data Tape (row 712): $150,000 withdrawal on Oklahoma Trust Statement dated 5/1/2009. The Company represents that this transaction was to correct the $150,000 deposited to Oklahoma Trust Statement on 4/28/2008 shown on the Escrow Deposit Data Tape (row 705).

A.

We compared and agreed the Date of Escrow Account Transaction (column C), Amount of Deposit (column D) and Amount of Withdrawal (column E) in the Escrow Deposit Data Tape to the corresponding information contained in the Trust Statements, noting no exceptions.

In performing this procedure A, we used the following instructions provided by the Company and accepted by the Specified Parties:

•

The Amount of Deposit and the corresponding Date of Escrow Account Transaction were shown in the section titled “Contribution Activity”, “Receipts” or “Activity Detail” in the Trust Statements, as applicable, with descriptions containing “Deposit”, “Contribution from Xcaliber”, “Receipt” or “Sales”.

•

The Amount of Withdrawal and the corresponding Date of Escrow Account Transaction were shown in the section titled “Withdrawal Activity” or “Activity Detail” in the Trust Statements, as applicable, with descriptions containing ‘Release of Funds by Attorney General’, ‘Approved by Attorney General’, ‘AG’ or a corresponding AG Letter was provided by the Company.

•

If the Amount of Escrow Withdrawal is blank on Escrow Deposit Data Tape, we confirmed that the Trust Statements have no “Withdrawal Activity” section or there is no transaction described as ‘Withdrawals’ in the section titled “Activity Detail” in the Trust Statements.

•	Exclude any transactions related to “fees” within the Trust Statements.

•

The Company instructed us to use 11/13/2008 as the Date of Escrow Account Transaction for the $1,000 deposited to Louisiana, Trust Statement on 11/10/2008 as the check was backdated 11/13/2008 on this transaction.

B.	As instructed by the Company, we recalculated and agreed the schedule Amount of Release (column I) in the Escrow Deposit Data Tape using the below methodology:

Amount of Release = Amount of the Escrow Deposit(s) in the specified earning period – Amount of Escrow Withdrawal, if any

For procedure B, we applied the following specific instructions provided by the Company:

•

For each Escrow Withdrawal, an AG Letter was provided containing information on which earning period(s) deposit(s) the respective withdrawal is applicable to. If the AG Letter did not contain the specific earning period, as instructed by the Company, we applied the withdrawal to the most recent earning period(s), reducing deposits from most recent to oldest.

•	For the following Amount of Release, we applied the withdrawal to the most recent earning period:

State	Amount of Release	Date Available for Release
Oklahoma	79,391.98	4/14/2029

We noted no exceptions to this procedure B.

C.	As instructed by the Company, we recalculated and agreed the scheduled Date Available for Release in the Escrow Deposit Data Tape using the below methodology (except as noted below):

Date Available for Escrow Release = Date of the recalculated Amount of Escrow Release + 25 years

For procedure C, we applied the following specific instructions provided by the Company:

•	For the following Date Available for Release we applied the withdrawal to the most recent earning period:

State	Amount of Release	Date Available for Release
Oklahoma	79,391.98	4/14/2029

We noted no exceptions to this procedure C.

D.

For each Investment, we compared the following information from the respective field on the Escrow Portfolio Data Tape to the corresponding information in the Trust Statement by applying the respective “Threshold and/or Special Instructions” below which were provided by the Company and accepted by the Specified Parties, noting an exception if a difference is greater than the threshold:

	Field on Escrow Portfolio Data Tape	Field on Trust Statements	Threshold and/or Special Instructions
1	CUSIP/Ticker	Asset ID/CUSIP/Ticker/Symbol	CUSIP/Ticker “GFPXX” on Escrow Portfolio Data Tape was considered equivalent to “38145C760 / GFPXX” on Trust Statements.

2	Security Type	Asset Description /Description	Security Types on Escrow Portfolio Data Tape “Money Market Funds”, “MBS”, and “Agency CMO” were considered equivalent to “Registered Investment Companies”, “Comm Mortgage Backed Securities”, and “Collateralized Mortgage Obligations”, respectively.

3	State	State

4	Quantity	Shares/Par/Shares or Par Value

5	Market Value	Total Market/Market Value

6	Cost	Total Cost/Cost

7	Coupon	Coupon

Coupon is considered to be in agreement if the difference is less than 0.001%.

If Trust Statement has coupon as “Var Rt “, Coupon on Escrow Portfolio Data Tape should be agreed to the coupon using the respective Bloomberg Screenshot.

If the Bloomberg Screenshot shows “W” in the Class Description for Collateralized Mortgage Obligations securities, the Coupon on Escrow Portfolio Data Tape should be agreed to the current coupon rate on Bloomberg Screenshot.

8	Final Maturity Date	Maturity Date	N/A

We noted no exceptions to this Procedure D.

E.

For each Investment, we compared the following information from the respective field on the Escrow Portfolio Data Tape to the corresponding information in the respective Bloomberg Screenshots by applying the respective “Threshold and/or Special Instructions” below, noting an exception if a difference is greater than the threshold:

	Field on Escrow Portfolio Data Tape	Field on Bloomberg Screenshot	Threshold and/or Special Instructions
1	Yield to Maturity	Yield	Use the Ask Yield in the Bloomberg Screenshot.

2	Weighted Average Life	WAL

3	Issue Date/Dated Date	Issue Date/Dated Date	Use the ‘Issue Date’ field in the Bloomberg Screenshot for those Investments with Security Type ‘Agency CMO’. For all other Investments, use the ‘Dated Date’ field in the Bloomberg Screenshot.

We noted no exceptions to this Procedure E.

For procedures B and C above, the data and assumptions provided are based on future events, the occurrence of which cannot be assured because events and circumstances may not occur as expected and the differences that arise from such events and circumstances may be material to the users of this report. Accordingly, we express no opinion or any form of assurance relating to the occurrence of future events or the appropriateness of the data or methods of computation.

***

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the collateral assets included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933) and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

June 8, 2020

New York, NY